UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2021

Date of reporting period: April 30, 2021

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

THE ADVISORS’ INNER CIRCLE FUND

Conservative Value Equity Fund

SEMI-ANNUAL REPORT TO SHAREHOLDERS

April 30, 2021

This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

The total net of fee return of the LSV Conservative Value Equity Fund and the Russell 1000 Value Index (the benchmark) for trailing periods ending April 30, 2021, were as follows:

	6-Months Trailing	1 Year	3 Years	5 Years	7 Years	10 Years	Since Inception
LSV Conservative Value Equity Fund, Institutional Class Shares*	43.14%	49.66%	9.86%	11.41%	8.92%	10.62%	6.64%
Benchmark:
Russell 1000 Value Index	36.28%	45.92%	12.30%	12.15%	9.86%	11.13%	7.32%

* Month Ended April 30, 2021.

Institutional Class Shares performance as of 3/31/21: 61.48% (1 year), 10.94% (5 year), 10.58% (10 year) and 6.43% (Since Inception). The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 888-FUND-LSV (888-386-3578). Periods longer than one year are annualized; inception date is 4/1/07.

U.S. equities rallied over the prior six month period as the announcement of three effective COVID-19 vaccine candidates in November 2020 and meaningful fiscal stimulus eclipsed any Presidential election or near-term economic concerns, sparking a risk-on move in markets as the end of the pandemic is now in sight. The $1.9 trillion fiscal stimulus plan that passed in March 2021 coupled with a further promise of $2 trillion in infrastructure spending and re-opening hopes led to a meaningful sell-off in nominal bonds as well as a broad-based rotation in equities in favor of cyclical value and small cap stocks. The S&P 500 was up 28.86% (in USD). Small cap stocks significantly outperformed large caps over the period as the Russell 1000 was up 30.03% while the Russell 2000 was up 48.06% (both in USD). From a style perspective, there was a change in market leadership over the period as value stocks (as measured by the Russell Indices) outperformed growth stocks—the Russell 1000 Value Index was up 36.28% while the Russell 1000 Growth Index was up 24.32% (both in USD). The LSV Conservative Value Equity Fund, Institutional Class Shares, was up 43.14% for the period. From a sector perspective, Energy, Financials and Industrials stocks outperformed while the Utilities, Consumer Staples and Health Care sectors lagged.

The positive vaccine news, coupled with news of additional fiscal stimulus over the period prompted a shift in market leadership away from ‘growth’ stocks that had fared well throughout the pandemic and into ‘value’ stocks. The Fund rebounded strongly amidst the rotation as both the Fund’s deep value bias and smaller capitalization tilt versus the benchmark contributed positively to relative returns on the back of the ‘re-opening’ trade. Attribution analysis further indicates that stock selection contributed positively to relative returns over the period while sector selection was flat. Stock selection relative gains were broad-based but largely came from the outperformance of holdings within the Information Technology and Financials sectors as deep value names in the Technology Hardware and Consumer Finance industries performed particularly well. From a sector perspective, relative returns were muted as relative gains from our underweight position in the Utilities sector were offset by relative losses from our overweight to Consumer Staples stocks. Top contributors for the period included our overweight positions in Applied Materials, Sleep Number, AGCO, Goldman Sachs, Morgan Stanley, HP, Devon Energy, Seagate Technology, Valero and HollyFrontier. Not owning Danaher and Thermo Fisher Scientific also added value. The main individual detractors included our underweights to Exxon and General Electric as well as not

MANAGER’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

(Unaudited)

owning Boeing, Charles Schwab and Freeport-McMoRan. Overweight positions in Verizon, Best Buy, Regeneron, Bristol-Myers and Merck also detracted.

The Fund continues to trade at a significant discount to the overall market as well as to the value benchmark. The Fund is trading at 13.4x forward earnings compared to 18.6x for the Russell 1000 Value Index, 2.2x book compared to 2.7x for the benchmark and 11.0x cash flow compared to 16.0x for the value benchmark. Sector weightings are a result of our bottom-up stock selection process, subject to constraints at the sector and industry levels. The Fund is currently overweight the Consumer Discretionary, Financials and Health Care sectors while underweight Real Estate, Utilities and Industrials.

Our organization remains stable and our research team continues to pursue an active research agenda in which we are looking for better ways to measure value and identify signs of positive change. As always, we are focused on delivering the long-term results that our investors have come to expect from LSV and that we have delivered for clients since 1994.

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Investing involves risk including loss of principal. The information provided herein represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice.

Forward earnings is not a forecast of the Fund’s future performance. Investing involves risk, including possible loss of principal. Investments in smaller companies typically exhibit higher volatility.

The Russell 1000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of U.S. companies with lower forecasted growth rates and price-to-book ratios.

The Russell 1000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of U.S. companies with higher forecasted growth rates and price-to-book ratios.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

MSCI USA Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the US large and mid-cap equity universe.

Index Returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any manage fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Index Returns are for illustrative purposes only and do not represent actual fund performance. Index performance returns do not reflect any manage fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

April 30, 2021	(Unaudited)

Sector Weightings†:

†	Percentages are based on total investments.

Schedule of Investments

LSV Conservative Value Equity Fund

	Shares	Value (000)
Common Stock (97.9%)
Aerospace & Defense (2.5%)
General Dynamics	3,900	$742
Huntington Ingalls Industries	1,800	382
L3Harris Technologies	3,770	789
Northrop Grumman	1,700	603
Textron	9,300	597

		3,113

Agricultural Operations (0.4%)
Archer-Daniels-Midland	8,400	530

Agricultural Products (0.2%)
Ingredion	3,100	290

Air Freight & Logistics (0.9%)
FedEx	3,900	1,132

Aircraft (1.2%)
Delta Air Lines*	7,900	371
JetBlue Airways*	15,100	307
Lockheed Martin	1,100	419
Southwest Airlines*	3,900	245
United Airlines Holdings*	3,900	212

		1,554

Alternative Carriers (0.4%)
Lumen Technologies	34,600	444

Aluminum (0.1%)
Arconic*	2,975	85

Apparel Retail (0.3%)
Foot Locker	6,600	389

Application Software (0.3%)
J2 Global*	3,000	363

Asset Management & Custody Banks (2.5%)
Ameriprise Financial	3,200	827
Bank of New York Mellon	15,000	748

LSV Conservative Value Equity Fund

	Shares	Value (000)
Asset Management & Custody Banks (continued)
BlackRock, Cl A	300	$246
FS KKR Capital	12,100	252
State Street	7,900	663
T Rowe Price Group	2,500	448

		3,184

Automotive (2.8%)
BorgWarner	10,200	496
Cooper Tire & Rubber	7,900	450
Ford Motor*	76,100	878
General Motors*	19,300	1,105
Goodyear Tire & Rubber*	10,300	177
Lear	2,400	441

		3,547

Banks (7.9%)
Bank of America	45,300	1,836
Citizens Financial Group	12,200	565
Fifth Third Bancorp	17,200	697
JPMorgan Chase	12,700	1,953
Keycorp	29,800	649
PNC Financial Services Group	2,900	542
Regions Financial	29,900	652
Synovus Financial	8,200	384
US Bancorp	17,200	1,021
Wells Fargo	30,300	1,365
Zions Bancorp	7,200	402

		10,066

Biotechnology (2.6%)
Alexion Pharmaceuticals*	2,900	489
Amgen	2,700	647
Biogen*	1,900	508
Gilead Sciences	18,500	1,175
Regeneron Pharmaceuticals*	900	433

		3,252

Broadcasting (0.9%)
Discovery*	7,000	264
Nexstar Media Group, Cl A	2,500	368
ViacomCBS, Cl B	11,700	480

		1,112

Building & Construction (1.4%)
Johnson Controls International	5,600	349
Owens Corning	4,800	465
PulteGroup	8,700	514
Toll Brothers	7,400	464

		1,792

The accompanying notes are an integral part of the financial statements

Schedule of Investments April 30, 2021	(Unaudited)

LSV Conservative Value Equity Fund

	Shares	Value (000)
Building Products (0.1%)
Carrier Global	3,200	$139

Chemicals (1.8%)
Celanese, Cl A	2,400	376
Chemours	11,400	344
Eastman Chemical	4,700	542
Huntsman	11,400	327
LyondellBasell Industries, Cl A	7,200	747

		2,336

Commercial Services (0.2%)
Western Union	10,800	278

Commodity Chemicals (0.3%)
Valvoline	13,400	421

Computer & Electronics Retail (0.5%)
Best Buy	5,600	651

Computers & Services (4.3%)
DXC Technology	3,109	102
eBay	12,600	703
Hewlett Packard Enterprise	43,600	699
HP	29,500	1,006
International Business Machines	7,300	1,036
NetApp	4,100	306
Oracle	9,700	735
Seagate Technology	6,300	585
Xerox Holdings	12,600	304

		5,476

Consumer Discretionary (0.4%)
Procter & Gamble	4,200	560

Consumer Finance (0.4%)
Synchrony Financial	10,800	472

Consumer Staples (0.6%)
Kimberly-Clark	5,200	693

Diversified REITs (0.3%)
VEREIT	7,960	381

Drug Retail (0.5%)
Walgreens Boots Alliance	12,100	643

Electric Utilities (0.6%)
NextEra Energy	4,400	341
NRG Energy	12,200	437

		778

LSV Conservative Value Equity Fund

	Shares	Value (000)
Electrical Components & Equipment (0.3%)
Acuity Brands	2,100	$390

Electrical Services (1.6%)
Edison International	3,900	232
Entergy	3,400	372
Exelon	9,800	440
General Electric	25,100	329
PPL	10,700	312
Vistra Energy	22,300	376

		2,061

Financial Services (5.4%)
Ally Financial	10,200	525
Capital One Financial	7,900	1,178
Citigroup	22,300	1,588
Discover Financial Services	5,200	593
Goldman Sachs Group	4,000	1,394
Morgan Stanley	14,900	1,230
Navient	17,400	293

		6,801

Food Retail (0.3%)
Sprouts Farmers Market*	14,400	369

Food, Beverage & Tobacco (4.7%)
Altria Group	13,100	625
Conagra Brands	18,300	679
General Mills	10,000	609
JM Smucker	4,000	524
Kellogg	5,400	337
Molson Coors Brewing, Cl B	11,000	604
Philip Morris International	17,200	1,634
Pilgrim’s Pride*	12,200	292
Tyson Foods, Cl A	9,100	705

		6,009

Forest Products (0.4%)
Louisiana-Pacific	7,000	461

General Merchandise Stores (1.3%)
Dollar Tree*	3,300	379
Target	6,300	1,306

		1,685

Gold (0.7%)
Newmont	13,300	830

Health Care Services (0.4%)
DaVita*	4,500	524

Health Care Distributors (0.9%)
AmerisourceBergen, Cl A	2,600	314
Cardinal Health	5,800	350

The accompanying notes are an integral part of the financial statements

Schedule of Investments April 30, 2021	(Unaudited)

LSV Conservative Value Equity Fund

	Shares	Value (000)
Health Care Distributors (continued)
McKesson	2,700	$506

		1,170

Health Care Equipment (1.6%)
Abbott Laboratories	3,300	396
Danaher	1,600	406
Hill-Rom Holdings	3,700	408
Hologic*	5,500	361
Medtronic	3,400	445

		2,016

Health Care Facilities (0.3%)
Universal Health Services, Cl B	2,200	327

Health Care REIT’s (0.6%)
Industrial Logistics Properties Trust	10,100	250
Sabra Health Care REIT	25,700	467

		717

Health Care Services (2.4%)
Cigna	2,400	597
CVS Health	17,500	1,337
HCA Holdings	3,500	704
Laboratory Corp of America Holdings*	1,500	399

		3,037

Home Improvement Retail (0.5%)
Home Depot	1,800	583

Homebuilding (1.7%)
DR Horton	8,100	796
Lennar, Cl A	8,400	870
MDC Holdings	8,532	501

		2,167

Homefurnishing Retail (0.2%)
Sleep Number*	2,200	246

Household Products, Furniture & Fixtures (0.4%)
Whirlpool	2,300	544

Human Resource & Employment Services (0.3%)
ManpowerGroup	3,200	387

Industrial Machinery (0.7%)
Hillenbrand	7,000	344
Snap-on	2,500	594

		938

Insurance (3.7%)
Aflac	14,800	795
Allstate	6,700	850

LSV Conservative Value Equity Fund

	Shares	Value (000)
Insurance (continued)
American International Group	3,400	$165
Hartford Financial Services Group	10,400	686
Lincoln National	6,700	430
MetLife	13,800	878
Principal Financial Group	3,400	217
Prudential Financial	6,600	662

		4,683

Interactive Media & Services (1.1%)
Alphabet, Cl A*	400	941
Alphabet, Cl C*	200	482

		1,423

IT Consulting & Other Services (0.6%)
Amdocs	5,400	414
Cognizant Technology Solutions, Cl A	4,200	338

		752

Machinery (2.0%)
AGCO	3,900	569
Allison Transmission Holdings	4,900	203
Caterpillar	1,700	388
Cummins	2,800	706
Deere	800	297
Oshkosh	2,800	348

		2,511

Managed Health Care (0.9%)
Anthem	2,900	1,100

Media & Entertainment (1.8%)
Comcast, Cl A	31,600	1,774
DISH Network, Cl A*	8,700	390
TEGNA	8,600	173

		2,337

Metal & Glass Containers (0.3%)
Berry Global Group*	5,800	369

Mortgage REITs (0.2%)
Annaly Capital Management	26,400	240

Motorcycle Manufacturers (0.3%)
Harley-Davidson	8,400	406

Multimedia (1.1%)
Walt Disney	7,300	1,358

Multi-Sector Holdings (2.1%)
Berkshire Hathaway, Cl B*	9,900	2,722

The accompanying notes are an integral part of the financial statements

Schedule of Investments April 30, 2021	(Unaudited)

LSV Conservative Value Equity Fund

	Shares	Value (000)
Office Equipment (0.7%)
3M	3,400	$670
Steelcase, Cl A	15,600	216

		886

Office REITs (0.4%)
Brandywine Realty Trust	18,900	256
Office Properties Income Trust	8,300	230

		486

Oil & Gas Exploration & Production (0.3%)
Devon Energy	17,400	407

Packaged Foods & Meats (0.6%)
Kraft Heinz	17,300	714

Paper & Paper Products (0.2%)
Domtar	6,800	268

Paper Packaging (0.9%)
International Paper	9,500	551
Westrock	9,600	535

		1,086

Petroleum & Fuel Products (2.7%)
Chevron	9,100	938
ConocoPhillips	8,500	435
ExxonMobil	18,700	1,070
Marathon Petroleum	5,900	328
Phillips 66	3,200	259
Valero Energy	5,600	414

		3,444

Pharmaceuticals (5.5%)
AbbVie	4,700	524
Bristol-Myers Squibb	18,600	1,161
Jazz Pharmaceuticals*	1,800	296
Johnson & Johnson	15,300	2,490
Merck	9,300	693
Pfizer	46,300	1,789
Viatris, Cl W*	5,335	71

		7,024

Real Estate (0.3%)
Host Hotels & Resorts	10,700	194
Spirit Realty Capital	5,000	238

		432

Regional Banks (0.3%)
Investors Bancorp	24,300	356

Reinsurance (0.2%)
Reinsurance Group of America, Cl A	2,000	261

LSV Conservative Value Equity Fund

	Shares	Value (000)
Retail (1.8%)
Dick’s Sporting Goods	6,600	$545
Kroger	18,000	658
McDonald’s	1,700	401
Walmart	4,800	672

		2,276

Retail REIT’s (0.6%)
Brixmor Property Group	13,900	310
Simon Property Group	3,300	402

		712

Semi-Conductors/Instruments (3.1%)
Amkor Technology	13,100	265
Applied Materials	2,700	358
Intel	35,900	2,065
Micron Technology*	13,800	1,188

		3,876

Specialized REIT’s (0.2%)
Omega Healthcare Investors	7,400	281

Steel & Steel Works (0.4%)
Steel Dynamics	10,300	558

Technology Distributors (0.3%)
SYNNEX	3,500	424

Technology Hardware Storage & Peripherals (0.7%)
Dell Technologies, Cl C*	9,200	905

Telephones & Telecommunications (4.7%)
AT&T	55,400	1,740
Cisco Systems	30,400	1,548
Corning	10,900	482
Juniper Networks	11,800	300
Verizon Communications	32,800	1,895

		5,965

Thrifts & Mortgage Finance (0.4%)
MGIC Investment	14,300	218
Radian Group	9,600	237

		455

The accompanying notes are an integral part of the financial statements

Schedule of Investments April 30, 2021	(Unaudited)

LSV Conservative Value Equity Fund

	Shares	Value (000)
Trading Companies & Distributors (0.4%)
United Rentals*	1,700	$543

TOTAL COMMON STOCK (Cost $98,467)		124,203

	Face Amount (000)

Repurchase Agreement (1.7%)
South Street Securities 0.010%, dated 04/30/21, to be repurchased on 05/03/21, repurchase price $2,137 (collateralized by various U.S. Treasury Notes, ranging in par value $550 - $1,562, 1.750% - 2.125%, 08/15/21 - 05/15/23; total market value $2,180)	$2,137	2,137

TOTAL REPURCHASE AGREEMENT (Cost $2,137)		2,137

Total Investments – 99.6% (Cost $100,604)		$126,340

Percentages are based on Net Assets of $126,878 (000).

*	Non-income producing security.

Cl — Class

REIT — Real Estate Investment Trust

The following is a list of the inputs used as of April 30, 2021, in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$124,203	$—	$—	$124,203
Repurchase Agreement	—	2,137	—	2,137

Total Investments in Securities	$124,203	$2,137	$—	$126,340

For the period ended April 30, 2021, there were no transfers in or out of Level 3.

Amounts designated as “—“ are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements

Statement of Assets and Liabilities (000)
April 30, 2021	(Unaudited)

	LSV Conservative Value Equity Fund
Assets:
Investments at Value (Cost $100,604)	$ 126,340
Receivable for Capital Shares Sold	396
Dividends and Interest Receivable	154
Receivable for Investment Securities Sold	22
Prepaid Expenses	25

Total Assets	126,937
Liabilities:
Payable due to Investment Adviser	19
Payable for Fund Shares Redeemed	10
Payable for Investment Securities Purchased	8
Payable to due to Transfer Agency	7
Payable for Printing Fees	5
Payable due to Administrator	5
Payable due to Audit Fees	3
Payable due to Trustees	1
Other Accrued Expenses	1

Total Liabilities	59

Net Assets	$ 126,878

Net Assets Consist of:
Paid-in Capital	$ 101,588
Total distributable gain	25,290

Net Assets	$ 126,878

Net Asset Value, Offering and Redemption Price Per Share — Institutional Class Shares ($126,553 ÷ 9,443,882 shares)(1)	$ 13.40

Net Asset Value, Offering and Redemption Price Per Share — Investor Class Shares ($325 ÷ 24,410 shares)(1)	$ 13.30	*

(1)	Shares have not been rounded.
*	Net Assets divided by Shares do not calculate to the stated NAV because Net Asset amounts are shown rounded.

The accompanying notes are an integral part of the financial statements

Statement of Operations (000)
For the six months ended April 30, 2021	(Unaudited)

LSV Conservative Value Equity Fund

Investment Income:
Dividend Income	$ 1,242
Interest Income	—

Total Investment Income	1,242
Expenses:
Investment Advisory Fees	188
Administration Fees	27
Trustees’ Fees	2
Chief Compliance Officer Fees	1
Distribution Fees - Investor Class	—
Transfer Agent Fees	21
Registration and Filing Fees	18
Printing Fees	6
Professional Fees	5
Custodian Fees	4
Insurance and Other Fees	4

Total Expenses	276
Less: Waiver of Investment Advisory Fees	(103)
Less: Fees Paid Indirectly — (see Note 4)	—

Net Expenses	173

Net Investment Income	1,069
Net Realized Gain on Investments	1,076
Net Change in Unrealized Appreciation (Depreciation) on Investments	30,828

Net Realized and Unrealized Gain on Investments	31,904

Net Increase in Net Assets Resulting from Operations	$ 32,973

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Statements of Changes in Net Assets (000)

For the six months ended April 30, 2021 (Unaudited) and for the year ended October 31, 2020.

	LSV Conservative Value Equity Fund
	11/1/2020 to 04/30/2021	11/1/2019 to 10/31/2020

Operations:
Net Investment Income	$1,069	$2,099
Net Realized Gain (Loss) on Investments	1,076	(1,810)
Net Change in Unrealized Appreciation (Depreciation) on Investments	30,828	(15,540)

Net Increase (Decrease) in Net Assets Resulting from Operations	32,973	(15,251)
Distributions
Institutional Class Shares	(2,089)	(15,070)
Investor Class Shares	(4)	(28)

Total Distributions	(2,093)	(15,098)

Capital Share Transactions:
Institutional Class Shares:
Issued	36,348	30,851
Reinvestment of Dividends and Distributions	2,089	14,738
Redeemed	(11,858)	(25,195)

Net Increase from Institutional Class Shares Transactions	26,579	20,394
Investor Class Shares:
Issued	188	106
Reinvestment of Dividends and Distributions	4	28
Redeemed	(129)	(53)

Net Increase from Investor Class Shares Transactions	63	81

Net Increase in Net Assets Derived from Capital Share Transactions	26,642	20,475

Total Increase (Decrease) in Net Assets	57,522	(9,874)

Net Assets:
Beginning of Period	69,356	79,230

End of Year/Period	$126,878	$69,356

Shares Transactions:
Institutional Class:
Issued	3,019	2,845
Reinvestment of Dividends and Distributions	189	1,218
Redeemed	(980)	(2,688)

Total Institutional Class Share Transactions	2,228	1,375
Investor Class:
Issued	16	11
Reinvestment of Dividends and Distributions	—	2
Redeemed	(11)	(5)

Total Investor Class Share Transactions	5	8

Net Increase in Shares Outstanding	2,233	1,383

Amounts designated as “—” are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements

Financial Highlights

For a share outstanding throughout each period

For the six months ended April 30, 2021 (Unaudited) and the years or period ended October 31,

	Net Asset Value Beginning of Period	Net Investment Income(1)	Realized and Unrealized Gains (Losses) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Gain	Total Dividends and Distributions	Net Asset Value End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
LSV Conservative Value Equity Fund
Institutional Class Shares
2021*	$9.59	$0.13	$3.95	$4.08	$(0.27)	$–	$(0.27)	$13.40	43.14%	$126,553	0.35%	0.56%	2.16%	8%
2020	13.54	0.28	(1.69)	(1.41)	(0.42)	(2.12)	(2.54)	9.59	(13.89)	69,176	0.35	0.58	2.73	25
2019	12.99	0.34	0.66	1.00	(0.30)	(0.15)	(0.45)	13.54	8.36	79,086	0.35	0.53	2.66	18
2018	13.00	0.29	(0.03)	0.26	(0.27)	–	(0.27)	12.99	1.89	119,975	0.35	0.54	2.17	17
2017	10.97	0.26	2.05	2.31	(0.28)	–	(0.28)	13.00	21.31	116,979	0.35	0.56	2.17	19
2016	10.81	0.28	0.13	0.41	(0.25)	–	(0.25)	10.97	3.87	92,629	0.35	0.59	2.64	17

Investor Class Shares

2021*	$9.51	$0.11	$3.93	$4.04	$(0.25)	$–	$(0.25)	$13.30	43.01%	$325	0.60%	0.81%	1.93%	8%
2020	13.46	0.25	(1.69)	(1.44)	(0.39)	(2.12)	(2.51)	9.51	(14.18)	180	0.60	0.83	2.42	25
2019	12.92	0.30	0.66	0.96	(0.27)	(0.15)	(0.42)	13.46	8.08	144	0.60	0.78	2.37	18
2018	12.93	0.26	(0.03)	0.23	(0.24)	–	(0.24)	12.92	1.71	97	0.60	0.79	1.92	17
2017	10.93	0.23	2.03	2.26	(0.26)	–	(0.26)	12.93	20.92	98	0.60	0.81	1.88	19
2016	10.78	0.25	0.13	0.38	(0.23)	–	(0.23)	10.93	3.60	45	0.60	0.84	2.39	17

*	For the six-month period ended April 30, 2021. All ratios for the period have been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee.
Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

Notes to Financial Statements
April 30, 2021	(Unaudited)

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 43 funds. The financial statements herein are those of the LSV Conservative Value Equity Fund, a diversified Fund (the “Fund”). The Fund seeks long-term growth of capital by investing in undervalued stocks of medium to large U.S. companies which are out of favor in the market. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates —The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “read-

ily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. At April 30, 2021, there were no securities valued in accordance with the Fair Value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose

Notes to Financial Statements
April 30, 2021	(Unaudited)

fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six months ended April 30, 2021, there have been no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 as amended and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities on open tax years (i.e. the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2021, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income— Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Investments in Real Estate Investment Trusts (REITs) — With respect to the Fund, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Repurchase Agreements—In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (“MRA”) which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/ or posted to the counterparty and create one single net payment due to or from the Fund.

At April 30, 2021, the open repurchase agreement by counterparty which is subject to a MRA on a net payment basis is as follows (000):

Counterparty	Repurchase Agreement	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(1)	Net Amount(2)
South Street Securities	$2,137	$2,137	$–	$–

(1) The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.

(2) Net amount represents the net amount receivable due from the counterparty in the event of default.

Notes to Financial Statements
April 30, 2021	(Unaudited)

Expenses— Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or average daily net assets.

Classes— Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of average daily net assets.

Dividends and Distributions to Shareholders— Dividends from net investment income, if any, are declared and paid to shareholders annually. Any net realized capital gains are distributed to shareholders at least annually.

3.	Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and reviewed by the Board.

4.	Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Fund, along with other series of the Trust advised by LSV Asset Management (the “Adviser”), and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six months ended April 30, 2021, the Fund paid $27,367 for these services.

The Trust and Distributor are parties to a Distribution Agreement dated November 14, 1991, as Amended and Restated November 14, 2005. The Distributor receives no fees for its distribution services under this agreement.

The Fund has adopted a distribution plan under the Rule 12b-1 under the 1940 Act for Investor Class Shares that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. The maximum annual distribution fee for Investor Class Shares of the Fund is 0.25% annually of the average daily net assets. For the six months ended April 30, 2021, the Fund incurred $311 of distribution fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the six months ended ended April 30, 2021, the Fund earned $7 in cash management credits which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

5.	Investment Advisory Agreement:

The Trust and the Adviser are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to 0.38% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit the Fund’s total operating expenses after fee waivers and/or expense reimbursements to a maximum of 0.35% and 0.60% of the Fund’s Institutional Class and Investor Class Shares’ average daily net assets, respectively, through February 28, 2022. Refer to waiver of investment advisory fees on the Statement of Operations for fees waived for the six months ended April 30, 2021.

6.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the six months ended April 30, 2021, were as follows (000):

Purchases	$31,463
Sales	$8,108

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent.

The permanent differences primarily consist of reclassification of long term capital gain distribution on REITs and distribution reclassification. There are no

Notes to Financial Statements
April 30, 2021	(Unaudited)

permanent differences that are credited or charged to Paid-in Capital and Distributable Earnings as of October 31, 2020.

The tax character of dividends and distributions declared during the year ended October 31, 2020 and 2019 was as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total

2020	$3,017	$12,081	$15,098
2019	2,811	1,410	4,221

As of October 31, 2020, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$1,721
Capital Loss Carryforward	(1,843)
Other Temporary Differences	2
Unrealized Depreciation	(5,470)

Total Accumulated Losses	$(5,590)

Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As of October 31, 2020, the Fund had short-term and long-term Capital Loss Carryforwards of $214 (000) and $1,629 (000), respectively.

The total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments held by the Fund at April 30, 2021, were as follows (000):

Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation

$ 100,604	$28,154	$(2,418)	$25,736

8.	Concentration of Risks:

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Market Risk – The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Medium and Small-Capitalization Company Risk – Medium and Small-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited operating histories, product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Style Risk – Since the Fund pursues a “value style” of investing, if the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

9.	Other:

At April 30, 2021, 100% of total shares outstanding for the Investor Class Shares were held by two record shareholder owning 10% or greater of the aggregate total shares outstanding. At April 30, 2021, 98% of total shares outstanding for the Institutional Class Shares were held by three record shareholders owning 10% or greater of the aggregate total shares outstanding. These were comprised mostly of omnibus accounts which were held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Notes to Financial Statements
April 30, 2021	(Unaudited)

10.	Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2020 to April 30, 2021.

The table below illustrates your Fund’s costs in two ways:

•   Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•   Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return —the account values shown do not apply to your specific investment.

	Beginning Account Value 11/01/20	Ending Account Value 04/30/21	Annualized Expense Ratios	Expenses Paid During Period*

LSV Conservative Value Equity Fund
Actual Fund Return

Institutional Class Shares	$1,000.00	$ 1,431.40	0.35%	$ 2.11

Investor Class Shares	1,000.00	1,023.06	0.60	3.62

Hypothetical 5% Return

Institutional Class Shares	$1,000.00	$ 1,430.10	0.35%	$ 1.76

Investor Class Shares	1,000.00	1,021.82	0.60	3.01

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Board Consideration in Re-Approving the Advisory Agreement (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held via videoconference on February 24, 2021 to decide whether to renew the Agreement for an additional one-year term (the “February Meeting”). The February Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the February Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the February Meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the February Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the February Meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the February Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Board Consideration in Re-Approving the Advisory Agreement (Unaudited)

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Trust:

The Advisors’ Inner Circle Fund

Fund:

LSV Conservative Value Equity Fund

Adviser:

LSV Asset Management

Distributor:

SEI Investments Distribution Co.

Administrator:

SEI Investments Global Funds Services

Legal Counsel:

Morgan, Lewis & Bockius LLP

The Fund files their complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Fund’s Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-386-3578; and (ii) on the SEC’s website at http://www.sec.gov.

LSV-SA-004-1500

Item 2.    Code of Ethics.

Not applicable for semi-annual report.

Item 3.    Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.    Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as amended (17 CFR § 240.13a-15(b) or §240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.  Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2021

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: July 9, 2021